UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street  Omaha, Nebraska    68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

            (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 9/30/12

Item 1.  Reports to Stockholders.

SOUTHERNSUN SMALL CAP FUND

SOUTHERNSUN US EQUITY FUND

INVESTMENT ADVISER

SOUTHERNSUN ASSET MANAGEMENT, INC.

6000 POPLAR AVENUE, SUITE 220

MEMPHIS, TN 38119

ANNUAL REPORT

SEPTEMBER 30, 2012

2012 Annual Shareholder Letter SouthernSun Funds

Dear Fellow Shareholders,

We hope this letter finds you and your family well.  Fiscal Year 2012 has been a year of growth for our  Fund Family with positive net flows into our Small Cap Fund and the launch  of our new U.S. Equity Fund in April of 2012.  While both funds have provided positive returns over the past year, current market conditions are still proving to be uncertain and challenging.  The global economy has seen positive growth in the United States, Latin America, and Asia, yet Europe continues to be weak.  Almost across the board, companies seem to be more cautious when making significant capital investments for growth, despite an improving borrowing environment globally.  Why? We believe it is due to the economic and policy uncertainty in China and the U.S. and the fast approaching U.S. “fiscal cliff.”  We are left with management teams that have to faithfully execute on their own long-term strategies and leverage their niche market dominance and financial flexibility to generate returns that increase value to shareholders.  For this reason, our investment team has stayed busy meeting with our current and prospective companies.  We recently met with Darling International Inc. (DAR), Polaris Industries Inc. (PII), CARBO Ceramics Inc. (CRR), Spectrum Brands Holdings Inc. (SPB), Hill-Rom Holdings Inc. (HRC), Columbia Sportswear Co. (COLM), and a number of businesses that we are considering as potential investments.  In addition, we hosted the CEOs and CFOs from Chicago Bridge & Iron Co. (CBI), The Brink’s Company (BCO), and Koppers Holdings Inc. (KOP) in our Memphis headquarters.

Generally speaking, our companies continue to produce positive results with organic sales growth, solid discretionary cash generation, and the strongest balance sheets that we have seen in quite some time.  In the U.S., we believe the results for our companies have been generally stronger than the economy or their respective sectors as a whole. We would consider this to be evidence of the niche dominance, financial flexibility, and management strength that we look for in our companies. For example, in the Consumer Discretionary area, Polaris Industries Inc. (PII), our company that is a global leader in recreational vehicles, motorcycles, and snowmobiles, reported 24% top line growth and 43% increase in income in the second quarter. Thor Industries Inc. (THO), the largest RV company in the world, reported a 15% increase in sales and a 20% increase in profits during the same period. In the industrial space, Trinity Industries (TRN) , the largest railcar and inland barge manufacturer in the U.S., reported a 45% increase in sales and a 126% increase in income. However, not all of our companies produced outstanding results in the U.S. Our two protein producers, Smithfield Foods Inc. (SFD) and Sanderson Farms (SAFM), struggled due to higher input costs because of drought conditions.  Also, CARBO Ceramics Inc. (CRR) had issues with lower priced competitive products coming out of China.

In Europe, we continue to see weakness on the whole but are also seeing some companies performing well. This is why we believe our process is so important. A bad regional macro environment rarely means that every company is struggling. This is why we get out there, meet with our companies, meet with competitors, and meet with prospective investments to understand what the real risks are to these companies, not just the headline macro risks.

2012 Annual Shareholder Letter SouthernSun Funds

With general weakness in Europe, several of our companies have seen volume declines hit the top line and negatively impact margins. Timken Co. (TKR), our company that is a leading producer of bearings and other friction-reduction products for a variety of industries, reported an 8% drop in European sales in the second quarter. Koppers Holdings Inc. (KOP), a leading chemical producer in the U.S., Europe, and Asia, whose CEO and CFO visited our office during September, also discussed weakness in Europe where their sales are off 8 to 9%, primarily due to a lack of demand for aluminum, which has resulted in two different aluminum smelters being shut down. However, even though general business conditions are weak, sometimes execution by the management and operators trump these general conditions. In many cases, our companies have been able to offset the volume declines with price increases, which combined with improved operational efficiencies and some pullback in raw material costs, should allow for a softer hit on margins related to the demand side of the equation.

In regards to Latin America and Asia, we have several examples that point to continued strength relative to the rest of the world, but also more pockets of weakness than we are used to in those areas. We are paying close attention to slowing growth in China and our companies are reporting mixed results.  Timken Co. (TKR) reported a 14% drop year-over-year in Asia for the second quarter.  Despite the macro concerns in China and Brazil, Middleby Corp. (MIDD), a global leader in equipment for the hot side of commercial kitchens and food processing operations, also generated strong growth, with over 20% sales growth in Asia and Latin America.  This growth is due to the rising middle class in these regions choosing to eat out more and demanding more precooked and processed food. Iconix Brand Inc. (ICON) continues to grow in Asia by forming distribution alliances for select brands in both China and India. In Latin America, Brazil continues to grow at much slower rates than in years past. Argentina’s political situation has prevented growth opportunities for several of our companies, but, on the whole, AGCO Corp. (AGCO), Middleby Corp. (MIDD), Iconix Brand Inc. (ICON), The Brink’s Company (BCO), and others are experiencing solid growth in the region.

We believe that it is also important to address our companies’ uses of cash. Several of them have continued to buy back their own stock—some at a very steady rate—such as Iconix Brand Inc. (ICON) and Smithfield Foods Inc. (SFD), which have bought back close to 10% of their respective shares outstanding in recent quarters. Several, like Nordson Corp. (NDSN), Middleby Corp. (MIDD), Chicago Bridge & Iron Co. (CBI), and others continue to look for attractive acquisitions to grow their presence in adjacent products and markets. As for capital investment, the Brink’s executives who were in our office in September nicely summed up what we are generally hearing from companies. They stated that the balance sheet is strong and management plans to keep it that way with tight controls on growth investment and a keen focus on preserving a cost structure that gives them the ability to respond to these changing global conditions.

So, on the one hand, while most of our companies are seeing growth in North America and Latin America, the pictures in Europe and Asia are inconsistent, at best. Some are finding ways to grow and deliver solid results in the face of challenging macro factors, and others are finding it difficult to overcome specific issues in certain countries.

2012 Annual Shareholder Letter SouthernSun Funds

At the end of the day, that is why we believe it is so important to know as much as possible about the specific conditions and strategies of each of our portfolio companies. To do this, we have to get out from behind our desks and meet with the companies, wherever they operate. We have done this for 23 years and you can rest assured that we will continue to do this, especially during such challenging times.

Small Cap Fund

Looking at the performance of the Small Cap Fund in more detail, for the 4th fiscal quarter (ending September 30, 2012), the Investor share class was up 6.39%, while the benchmark, the Russell 2000 Index1, was up 5.25%.  For the trailing twelve (12) month period ending September 30, 2012, the Investor share class was up 32.12%, while the Russell 2000 Index1 was up 31.91%.  For the five (5) year period ending September 30, 2012, the Investor Share class’s average annual return was up 7.50%, while the Russell 2000 Index1 was up 2.21%.  The average annual rate of return since inception of the Investor share class (October 1, 2003) to September 30, 2012, was a positive 11.04%, while the Russell 2000 Index1 average annual rate of return was a positive 7.58%.

The Institutional share class of the Fund, for the 4th fiscal quarter (ending September 30, 2012), was up 6.43%, while the Russell 2000 Index1 was up 5.25%.  For the trailing twelve (12) month period ending September 30, 2012, the Institutional share class was up 32.45%, while the Russell 2000 Index1 was up 31.91%.  The average annual rate of return since inception of the Institutional share class (October 1, 2009 to September 30, 2012) was a positive 22.74%, while the Russell 2000 Index1 average annual rate of return was a positive 12.99%.

Much of our trailing twelve month performance (as of September 30, 2012) was driven by our strong selection within the Fund.  Our stock selection within the Producer Durables sector, led by our position in Middleby Corporation (MIDD), and our stock selection within the Consumer Discretionary sector, led by Thor Industries (THO), drove much of our outperformance relative to the Index.  Our top performer was Solutia, Inc. (SOA), which announced in January 2012 that it would be acquired by Eastman Chemical for a significant premium over its previous day’s trading price prior to the announcement.  Other individual names having a significant positive impact on the portfolio were Darling International (DAR), a dominant player in the rendering and recycling of animal by-products, bakery waste and used cooking oil, and Trinity Industries (TRN).

Our overweight to the Consumer Staples sector, along with our stock selection within the sector, offset some of our positive performance over this same time period.  Holdings such as Sanderson Farms (SAFM) and Smithfield Foods (SFD) were hurt by the recent drought, as well as increasing input prices. Our underweight to the Financials sector, as well as our cash position, also detracted from performance over this period.  CARBO Ceramics (CRR), a recent addition to the portfolio, was our worst performer.  CRR, a company we have been monitoring and researching for quite some time, is a supplier of ceramic proppant used in the hydraulic

2012 Annual Shareholder Letter SouthernSun Funds

 fracturing of natural gas and oil wells.  Other bottom performers included James River Coal (JRCC), which we have since exited, and Newfield Exploration (NFX), an oil and gas exploration company.

U.S. Equity Fund

Looking at the performance of the U.S. Equity Fund in more detail, for the 4th fiscal quarter (ending September 30, 2012), the Investor share class was up 6.32%, the Institutional share class was up 6.42%, and the "C" share class was up 6.22%. During this same time period the Russell 2500 Index was up 5.57%, and the Russell Mid Cap Index was up 5.59%.

Performance since inception of the U.S. Equity Fund in April 2012 was also positive. Since inception, the Investor share class of the Fund was up 0.90%, the Institutional share class was up 1.10%, and the "C" share class was up 0.80%. During this same time period the Russell 2500 Index was up 6.39%, and the Russell Mid Cap Index was up 5.32%.

Since inception of the Fund through September 30, 2012, our stock selection in the Consumer Discretionary sector contributed positively to the performance of the Fund, while our exposure to the Consumer Staples, Health Care, and Materials sectors detracted from performance (relative to the Russell 2500 Index).  Individual names having a significant positive impact on the portfolio were: Thor Industries (THO), Columbia Sportswear (COLM), Polaris Industries (PII), Darling International (DAR), and Affiliated Managers Group (AMG).  The notable detractors were Safeway Inc. (SWY), The Timken Company (TKR), URS Corporation (URS), Newfield Exploration (NFX), and Chicago Bridge & Iron (CBI).

As always, we thank you for your continued trust in SouthernSun.  Please do not hesitate to contact us at 866-672-3863 should you have any questions or use the information request section of the “Contact Us” page on our website, www.southernsunfunds.com.

Michael W. Cook, Sr.

CEO/Chief Investment Officer

SouthernSun Asset Management

1939-NLD-11/30/2012

SouthernSun Small Cap Fund

Performance of a $10,000 Investment (Unaudited)

October 1, 2003* through September 30, 2012

Average Annual Total Returns as of September 30, 2012
		Five	Since
	One Year	Years	Inception*
Investor Class	32.12%	7.50%	11.05%
Institutional Class	32.45%	N/A	22.74%
Russell 2000	31.91%	2.21%	7.58%**

________

* Investor Class commenced operations on October 1, 2003.  Institutional Class commenced operations on October 1, 2009.

**Average annual total return is since October 1, 2003.  The average annual total return of the Russell 2000 since October 1, 2009 is 12.99%.

The Russell 2000 is an unmanaged market capitalization-weighted index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2013, to ensure that the net annual fund operating expenses will not exceed 1.50% and 1.25% for Investor Class and Institutional Class, respectively, subject to possible recoupment from the Fund in future years.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-866-672-3863.

.

Portfolio Holdings by Industry As of September 30, 2012 (Unaudited)	% of Net Assets		% of Net Assets
Common Stocks	94.48	Metal Fabricate/Hardware	3.82
Machinery	14.52	Home Builders	3.78
Miscellaneous Manufacturing	13.65	Oil & Gas	3.72
Food Processing	9.58	Oil & Gas Services	3.02
Construction Services	9.32	Recreational Products	2.68
Apparel Environmental Control Healthcare Services Financial Services Software	. 8.31 5.58 4.80 4.41 4.08	Healthcare Products Housewares Short Term Investments Other Assets Less Liabilities Total Net Assets	1.90 1.31 4.44 1.08 100.00

SouthernSun US Equity Fund

Performance of a $10,000 Investment (Unaudited)

April 10, 2012* through September 30, 2012

Total Returns as of September 30, 2012
Since
Inception*
Investor Class	0.90%
Institutional Class	1.10%
Class C	0.80%
Russell 2000	6.39%

________

* SouthernSun US Equity commenced operations on April 10, 2012.

The Russell 2500 is an unmanaged market capitalization-weighted index which is comprised of 2500 of the smallest capitalized U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until April 30, 2013, to ensure that the net annual fund operating expenses will not exceed 1.15% , 0.90% and 1.90% for Investor Class,  Institutional Class, and Class C, respectively, subject to possible recoupment from the Fund in future years.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-866-672-3863.

.

Portfolio Holdings by Industry As of September 30, 2012 (Unaudited)	% of Net Assets		% of Net Assets
Common Stocks	89.10	Forest Product & Paper	4.30
Machinery	16.61	Oil & Gas	4.26
Construction Services	9.93	Financial Services	4.20
Miscellaneous Manufacturing	9.48	Electric	3.91
Food Processing	7.36	Apparel	3.83
Healthcare Services Metal Fabricate/Hardware Software Environmental Control	. 4.93 4.63 4.50 4.44	Home Builders Recreational Products Short Term Investments Other Assets Less Liabilities Total Net Assets	3.80 2.92 9.78 1.12 100.00

SouthernSun Funds
Small Cap Fund - Schedule of Investments
September 30, 2012

Shares		Market Value

	COMMON STOCK - 94.48%
	APPAREL - 8.31%
249,200	Columbia Sportswear Co.	$ 13,456,800
874,035	Iconix Brand Group, Inc. *	15,942,398
		29,399,198
	CONSTRUCTION SERVICES - 9.32%
431,170	Chicago Bridge & Iron Co.	16,423,265
468,000	URS Corp.	16,525,080
		32,948,345
	ENVIRONMENTAL CONTROL - 5.58%
1,079,075	Darling International, Inc. *	19,736,282

	FINANCIAL SERVICES - 4.41%
126,825	Affiliated Managers Group, Inc. *	15,599,475

	FOOD PROCESSING - 9.58%
668,000	Safeway, Inc.	10,748,120
232,497	Sanderson Farms, Inc.	10,315,892
651,550	Smithfield Foods, Inc. *	12,802,958
		33,866,970
	HEALTHCARE-PRODUCTS - 1.90%
231,375	Hill-Rom Holdings, Inc.	6,723,758

	HEALTHCARE-SERVICES - 4.80%
453,800	Centene Corp. *	16,976,658

	HOME BUILDERS - 3.78%
368,142	Thor Industries, Inc.	13,370,918

	HOUSEWARES - 1.31%
116,200	Spectrum Brands Holdings, Inc.	4,649,162

	MACHINERY - 14.52%
401,375	AGCO Corp. *	19,057,285
313,200	Cascade Corp.	13,082,364
86,375	Middleby Corp. *	9,988,405
157,250	Nordson Corp.	9,217,995
		51,346,049
The accompanying notes are an integral part of these financial statements.
SouthernSun Funds
Small Cap Fund - Schedule of Investments (Continued)
September 30, 2012

Shares		Market Value

	METAL FABRICATE/HARDWARE - 3.82%
363,300	Timken Co.	$ 13,500,228

	MISCELLANEOUS MANUFACTURING - 13.65%
668,500	Brink's Co.	17,173,765
367,250	Koppers Holdings, Inc.	12,828,042
609,485	Trinity Industries, Inc.	18,266,265
		48,268,072
	OIL & GAS - 3.72%
419,800	Newfield Exploration Co. *	13,148,136

	OIL & GAS SERVICES - 3.02%
169,800	CARBO Ceramics, Inc.	10,683,816

	RECREATIONAL PRODUCTS - 2.68%
117,275	Polaris Industries, Inc.	9,484,029

	SOFTWARE - 4.08%
619,100	Broadridge Financial Solutions, Inc.	14,443,603

	TOTAL COMMON STOCK	334,144,699
	( Cost - $312,908,506)

	SHORT-TERM INVESTMENTS - 4.44%
15,673,249	Dreyfus Institutional Reserve Money Market Fund, 0.00% +	15,673,249
	( Cost - $15,673,249)

	TOTAL INVESTMENTS - 98.92%
	( Cost - $328,581,755) (a)	349,817,948
	OTHER ASSETS LESS LIABILITIES - 1.08%	3,833,793
	NET ASSETS - 100.00%	$ 353,651,741

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Small Cap Fund - Schedule of Investments (Continued)
September 30, 2012

* Non-Income producing security.
+ Money market fund; interest rate reflects the seven-day effective yield on September 30, 2012.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes $329,436,420 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appeciation:	$ 32,249,045
	Unrealized Depreciation:	(11,867,517)
	Net Unrealized Appreciation:	$ 20,381,528

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
US Equity Fund - Schedule of Investments
September 30, 2012

Shares		Market Value

	COMMON STOCK - 89.10%
	APPAREL - 3.83%
8,620	Columbia Sportswear Co.	$ 465,480

	CONSTRUCTION SERVICES - 9.93%
15,415	Chicago Bridge & Iron Co. NV	587,157
17,510	URS Corp.	618,278
		1,205,435
	ELECTRIC - 3.91%
8,560	OGE Energy Corp.	474,738

	ENVIRONMENTAL CONTROL - 4.44%
29,490	Darling International, Inc. *	539,372

	FINANCIAL SERVICES - 4.20%
4,145	Affiliated Managers Group, Inc. *	509,835

	FOOD PROCESSING - 7.36%
26,525	Safeway, Inc.	426,787
23,770	Smithfield Foods, Inc. *	467,081
		893,868
	FOREST PRODUCT & PAPER - 4.30%
17,050	MeadWestvaco Corp.	521,730

	HEALTHCARE-SERVICES - 4.93%
15,975	Centene Corp. *	597,625

	HOME BUILDERS - 3.80%
12,710	Thor Industries, Inc.	461,627

	MACHINERY - 16.61%
13,375	AGCO Corp. *	635,045
4,060	Flowserve Corp.	518,624
11,640	IDEX Corp.	486,203
6,430	Nordson Corp.	376,927
		2,016,799
	METAL FABRICATE/HARDWARE - 4.63%
15,115	Timken Co.	561,673
The accompanying notes are an integral part of these financial statements.
SouthernSun Funds
US Equity Fund - Schedule of Investments (Continued)
September 30, 2012

Shares		Market Value

	MISCELLANEOUS MANUFACTURING - 9.48%
20,025	Trinity Industries, Inc.	$ 600,149
12,375	Pentair Ltd.	550,811
		1,150,960
	OIL & GAS - 4.26%
16,505	Newfield Exploration Co. *	516,937

	RECREATIONAL PRODUCTS - 2.92%
4,385	Polaris Industries, Inc.	354,615

	SOFTWARE - 4.50%
23,390	Broadridge Financial Solutions, Inc.	545,689

	TOTAL COMMON STOCK	10,816,383
	( Cost - $8,875,130)

	SHORT-TERM INVESTMENTS - 9.78%
1,186,463	Dreyfus Institutional Reserve Money Market Fund, 0.00% +	1,186,463
	( Cost - $1,186,463)

	TOTAL INVESTMENTS - 98.88%
	( Cost - $10,061,593) (a)	12,002,846
	OTHER ASSETS LESS LIABILITIES - 1.12%	136,271
	NET ASSETS - 100.00%	$ 12,139,117

* Non-Income producing security.
+ Money market fund; interest rate reflects the seven-day effective yield on September 30, 2012.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $10,065,704 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appeciation:	$ 2,313,297
	Unrealized Depreciation:	(376,155)
	Net Unrealized Appreciation:	$ 1,937,142

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Statement of Assets and Liabilities
September 30, 2012
	Small Cap	US Equity
	Fund	Fund
ASSETS:
Investments, at cost	$ 328,581,755	$ 10,061,593
Investments in securities, at value	$ 349,817,948	$ 12,002,846
Receivable for fund shares sold	3,193,235	-
Receivable for securities sold	1,966,208	77,323
Dividends and interest receivable	525,571	16,485
Due from Advisor	-	16,147
Prepaid expenses and other assets	54,651	47,521
Total Assets	355,557,613	12,160,322

LIABILITIES:
Payable for securities purchased	1,019,892	-
Payable for fund shares repurchased	546,712	-
Accrued advisory fees	247,407	-
Accrued distribution fees	43,963	335
Accrued expenses payable to other affiliates	12,087	7,783
Accrued expenses and other liabilities	35,811	13,087
Total Liabilities	1,905,872	21,205
Net Assets	$ 353,651,741	$ 12,139,117

NET ASSETS CONSIST OF:
Paid in capital	$ 319,854,987	$ 9,004,949
Accumulated net investment income	-	22,209
Accumulated net realized gain from
investment transactions	12,560,561	1,170,706
Net unrealized appreciation on investments	21,236,193	1,941,253
Net Assets	$ 353,651,741	$ 12,139,117

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Statement of Assets and Liabilities
September 30, 2012
	Small Cap	US Equity
	Fund	Fund
Investor Class
Net Assets	$ 214,667,080	$ 263,418
Shares Outstanding (no par value; unlimited number
of shares authorized)	9,921,737	26,100
Net Asset Value, offering price and redemption
price per share*	$ 21.64	$ 10.09

Institutional Class
Net Assets	$ 138,984,661	$ 11,501,500
Shares Outstanding (no par value; unlimited number
of shares authorized)	6,363,088	1,137,998
Net Asset Value, offering price and redemption
price per share*	$ 21.84	$ 10.11

Class C
Net Assets		$ 374,199
Shares Outstanding (no par value; unlimited number
of shares authorized)		37,129
Net Asset Value, offering price and redemption
price per share*		$ 10.08

_____________
*The Funds charges a fee of 2.00% on redemptions of shares held for less than 30 days.
The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Statement of Operations
For the year ended September 30, 2012
	Small Cap	US Equity
	Fund	Fund *
INVESTMENT INCOME:
Dividends (Net of foreign tax of $9,767 and $214 respectively)	$ 3,129,533	$ 69,436
Total investment income	3,129,533	69,436

EXPENSES:
Investment advisory fees	2,371,545	43,483
Distribution fees
Investor Class	465,603	199
Class C	-	608
Transfer agency fees	96,235	23,224
Administration fees	85,552	11,942
Accounting fees	51,134	16,530
Custody fees	45,480	2,700
Registration & filing fees	43,332	23,730
Printing expense	34,495	7,864
Chief Compliance Officer	22,091	418
Audit fees	18,200	10,000
Legal fees	12,034	2,101
Trustees' fees	5,493	1,389
Insurance expense	4,945	98
Non 12b-1 Shareholder Servicing Fee	6,280	28
Miscellaneous expenses	7,664	1,216
Total expenses	3,270,083	145,530

Less: Expense reimbursement	-	(98,303)
Net expenses	3,270,083	47,227
Net investment income (loss)	(140,550)	22,209

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain from investment transactions	14,809,849	1,170,706
Net change in unrealized appreciation of investments	33,259,661	(1,036,860)
Net realized and unrealized gain on investments	48,069,510	133,846
Net increase in net assets resulting from operations	$ 47,928,960	$ 156,055

* US Equity Fund commenced operations April 10, 2012.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Statements of Changes in Net Assets
Small Cap Fund

	For the year	For the year
	ended	ended
	September 30, 2012	September 30, 2011
NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment loss	$ (140,550)	$ (440,374)
Net realized gain from investment transactions	14,809,849	11,325,296
Net change in unrealized appreciation (depreciation)
on investments	33,259,661	(17,522,629)
Net increase (decrease) in net assets resulting
from operations	47,928,960	(6,637,707)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net realized gains on investments
($1.24 and $0.00 per share, respectively)
Investor Class	(8,340,050)	-
Institutional Class	(3,291,788)	-
Total distributions to shareholders	(11,631,838)	-

CAPITAL SHARE TRANSACTIONS: (Note 5)
Investor Class	97,205,449	44,093,159
Institutional Class	83,504,402	27,905,114
Total Capital Share Transactions	180,709,851	71,998,273

Net increase in net assets	217,006,973	65,360,566

NET ASSETS:
Beginning of year	136,644,768	71,284,202
End of year	$ 353,651,741	$ 136,644,768

Accumulated net investment loss at end of period	$ -	$ -

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Statements of Changes in Net Assets
US Equity Fund

For the period
ended
September 30, 2012*
NET INCREASE IN NET
ASSETS FROM OPERATIONS:
Net investment income	$ 22,209
Net realized gain from investment transactions	1,170,706
Net change in unrealized appreciation
on investments	(1,036,860)
Net increase in net assets resulting
from operations	156,055

CAPITAL SHARE TRANSACTIONS: (Note 5)
Investor Class	252,365
Institutional Class	11,372,195
Class C	358,502
Total Capital Share Transactions	11,983,062

Net increase in net assets	12,139,117

NET ASSETS:
Beginning of period	-
End of period	$ 12,139,117

Accumulated net investment income at end of period	$ 22,209

* The Fund commenced operations April 10, 2012.
The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Financial Highlights
Small Cap Fund - Investor Class

Selected data based on a share outstanding throughout each period.
	One year		One year		One year		One year		One year
	ended		ended		ended		ended		ended
	Sep. 30,		Sep. 30,		Sep. 30,		Sep. 30,		Sep. 30,
	2012		2011		2010		2009		2008

Net asset value, beginning of yer	$ 17.41		$ 15.94		$ 12.55		$ 13.89		17.35

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss) (a)	(0.03)		(0.09)		(0.07)		0.00	(d)	0.00	(d)
Net realized and unrealized gain (loss)
on investments	5.50		1.56		3.46		(1.16)		(2.49)
Total from investment operations	5.47		1.47		3.39		(1.16)		(2.49)

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.24)		-		-		(0.18)		(0.97)
Total distributions	(1.24)		-		-		(0.18)		(0.97)
Paid in capital from redemption fees	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)

Net asset value, end of year	$ 21.64		$ 17.41		$ 15.94		$ 12.55		$ 13.89

Total return (b)	32.12%		9.22%		27.01%		(7.92)%		(14.94)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 214,667		$ 93,228		$ 53,504		$ 59,210		$ 71,045
Ratios to average net assets
Expenses, net of reimbursement	1.25%		1.42%	(e)	1.50%	(e)	1.50%		1.50%
Expenses, before reimbursement	1.25%		1.33%		1.43%		1.53%		1.60%
Net investment loss, net of reimbursement	(0.15)%		(0.44)%		(0.51)%		(0.05)%		(0.01)%
Net investment loss, before reimbursement	(0.15)%		(0.35)%		(0.44)%		(0.08)%		(0.11)%
Portfolio turnover rate	31%		38%		28%		49%		52%

(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Had the Manager not absorbed a portion of the expenses, total returns would have been lower.
(c) Annualized for periods less than one year.
(d) Amount is less than $.01 per share.
(e) Such ratio includes Adviser's recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Financial Highlights
Small Cap Fund - Institutional Class *

Selected data based on a share outstanding throughout each period.
	One year		One year		One year
	ended		ended		ended
	Sep. 30,		Sep. 30,		Sep. 30,
	2012		2011		2010

Net asset value, beginning of year	$ 17.52		$ 15.99		$ 12.55

INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (a)	0.03		(0.02)		(0.04)
Net realized and unrealized gain
on investments	5.53		1.55		3.48
Total from investment operations	5.56		1.53		3.44

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.24)		-		-
Total distributions	(1.24)		-		-
Paid in capital from redemption fees	0.00	(c)	0.00	(c)	0.00

Net asset value, end of year	$ 21.84		$ 17.52		$ 15.99

Total return (b)	32.45%		9.57%		27.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$ 138,985		$ 43,417		$ 17,781
Ratios to average net assets
Expenses	1.01%		1.08%		1.19%
Net investment loss	0.14%		(0.12)%		(0.25)%
Portfolio turnover rate	31%		38%		28%

* The Fund commenced operations on September 30, 2009.
(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.
(c) Amount is less than $.01 per share.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Financial Highlights
US Equity Fund

Selected data based on a share outstanding throughout the period.

	Period ended September 30, 2012*
	Investor	Institutional	Class
	Class	Class	C

Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment gain (loss) (a)	0.01	0.02	(0.02)
Net realized and unrealized gain
on investments	0.08	0.09	0.10
Total from investment operations	0.09	0.11	0.08

Net asset value, end of period	$ 10.09	$ 10.11	$ 10.08

Total return (b)	0.90%	1.10%	0.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 263	$ 11,502	$ 374
Ratios to average net assets
Expenses, net of reimbursement (c)	1.15%	0.90%	1.90%
Expenses, before reimbursment (c)	3.06%	2.81%	3.81%
Net investment income (loss), net of reimbursment (c)	0.20%	0.45%	(0.55)%
Net investment loss, before reimbursment (c)	(1.71)%	(1.46)%	(2.46)%
Portfolio turnover rate	49%	49%	49%

* The Fund commenced operations on April 10, 2012.
(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.
(c) Annualized for periods less than one year.
(d) Amount is less than $.01 per share.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds

Notes to Financial Statements

September 30, 2012

NOTE 1. ORGANIZATION

SouthernSun Small Cap Fund (“Small Cap”) and SouthernSun US Equity Fund (“US Equity”), collectively (“the Funds”) are each a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, open-end management investment companies. Small Cap offers two classes of shares designated as Investor Class and Institutional Class.  Each class represents an interest in the same assets of the Fund with the only difference being that Investor Class shares are subject to an annual distribution and service (12b-1) fee. US Equtiy offers three classes of shares designated as Investor Class, Institutional Class, and Class C.  Each class represents an interest in the same assets of the Fund with the only difference being that Investor Class shares and Class C shares are subject to an annual distribution and service (12b-1) fee.  The primary investment objective of the Funds is long-term capital appreciation.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period.  Actual results could differ from those estimates.

Security Valuation- The Funds’ securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ NMS and Small Cap Market traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2012

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2012 for the Funds’ assets measured at fair value:

     SouthernSun Small Cap

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$334,144,699	-	-	$334,144,699
Short-Term Investments	15,673,249	-	-	15,673,249
Total	$349,817,948	-	-	$349,817,948

     SouthernSun US Equity

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$10,816,383	-	-	$10,816,383
Short-Term Investments	1,186,463	-	-	1,186,463
Total	$12,002,846	-	-	$12,002,846

*Please refer to the Schedule of Investments for Industry classifications.

The Funds did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2012

The Funds are required to include enhanced disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.  During the year ended September 30, 2012, the Funds did not hold any derivative instruments.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses- Expenses of the Trust that are directly identifiable to the specific Funds are charged to those Funds.  Expenses which are not readily identifiable to the specific Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.

The Funds recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions on returns filed for open tax years (2009-2011), or expected to be taken in the Fund’s 2012 return, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds makes significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.   The Funds will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Indemnification- The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  The

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2012

Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

NOTE 3. MANAGEMENT FEES AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Funds are supervised under the direction of the Board, which is responsible for the overall management of the Funds.   SouthernSun Asset Management LLC serves as the Funds’ Investment Adviser (the “Adviser”).  The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Pursuant to an Investment Advisory Agreement with the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Funds.  For the year ended September 30, 2012, the Adviser earned advisory fees of $2,371,545 for Small Cap and $43,483 for US Equity, all of which will expire in 2015.

The Adviser has contractually agreed to waive its management fees and/or make payments to limit the Funds’ expenses, other than extraordinary non-recurring or acquired fund fees and expenses, at least until January 31, 2013 for Small Cap and April 30, 2013 for US Equity, so that the total annual operating expenses of Small Cap’s Investor Class and Institutional Class shares do not exceed 1.50% and 1.25%, respectively, of average daily net assets and US Equity’s Investor Class, Institutional Class, and Class C shares do not exceed 1.15%, 0.90% and 1.90%, respectively, of average daily net assets. Waivers and expense payments may be recouped by the Adviser from the Funds, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  For the year ended September 30, 2012, the Advisor waived fees in the amount of $98,303 for US Equity, all of which will expire on September 30, 2015.

Distributor – The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets of the Investor Class shares and 1.00% of the average daily net assets of Class C shares of the Fund for US Equity and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser.  The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.  For the year ended September 30, 2012, the Funds incurred distribution fees of:

	Investor Class	Class C
Small Cap	$465,603	-
US Equity	$199	$608

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2012

Trustees – Effective April 1, 2012, with the approval of the Board, the Funds pay its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Funds paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Funds pays the chairperson of the Audit committee its pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Funds pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Funds. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Funds.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sales of securities, other than short-term securities, for the year ended September 30, 2012, amounted to $232,734,228 and $78,841,580, respectively for Small Cap and $12,617,101 and $4,912,677, respectively for US Equity.

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2012

NOTE 5. CAPITAL SHARE TRANSACTIONS

The Funds have unlimited shares of beneficial interest authorized with no par value.  Capital share transactions were as follows:

	Small Cap Fund Investor Class
	For the year ended		For the year ended
	September 30, 2012		Sept. 30, 2011
	Shares	Dollars	Shares	Dollars
Shares sold	9,327,773	$ 196,211,676	4,668,014	$ 97,616,171
Reinvestment
of dividends	394,660	7,766,916	-	-
Shares redeemed	(5,155,696)	(106,798,604)	(2,669,715)	(53,543,971)
Redemption fees**	-	25,461	-	20,959
Net increase	4,566,737	$ 97,205,449	1,998,299	$ 44,093,159

	Small Cap Fund Institutional Class
	For the Year ended		For the year ended
	September 30, 2012		Sept. 30, 2011
	Shares	Dollars	Shares	Dollars
Shares sold	5,084,244	$ 108,585,125	2,809,251	$ 57,029,002
Reinvestment
of dividends	157,743	3,128,060	-	-
Shares redeemed	(1,356,531)	(28,224,921)	(1,443,760)	(29,130,912)
Redemption fees**	-	16,138	-	7,024
Net increase	3,885,456	$ 83,504,402	1,365,491	$ 27,905,114

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2012

	US Equity Fund
	Investor Class		Insitiutional Class
	For the period ended		For the period ended
	September 30, 2012*		September 30, 2012*
	Shares	Dollars	Shares	Dollars
Shares sold	30,618	$ 294,857	1,137,998	$ 11,372,195
Reinvestment
of dividends	-	-	-	-
Shares redeemed	(4,518)	(42,492)	-	-
Net increase	26,100	$ 252,365	1,137,998	$ 11,372,195

	US Equity Fund
	Class C
	For the period ended
	September 30, 2012*
	Shares	Dollars
Shares sold	37,406	$ 361,319
Reinvestment
of dividends	-	-
Shares redeemed	(277)	(2,817)
Net increase	37,129	$ 358,502

* The Fund commenced operations on April 10, 2012.

**The Funds charges a fee of 2.00% on redemptions of shares held for less than 30 days.

NOTE 6.   TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following fiscal years for the Small Cap Fund was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2012	September 30, 2011
Ordinary Income	$ 3,971,755	$ -
Long-Term Capital Gain	7,660,083	-
Total	$ 11,631,838	$ -

The US Equity Fund did not have distributions to shareholders for the fiscal year ended September 30, 2012.

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2012

As of September 30, 2012, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital	Late Year and	Unrealized	Total
	Ordinary	Long-Term	Loss	Post October	Appreciation/	Accumulated
	Income	Gains	Carry Forwards	Losses	(Depreciation)	Earnings/(Deficits)
Small Cap Fund	$ 3,076,019	$ 10,339,207	$ -	$ -	$ 20,381,528	$ 33,796,754
US Equity Fund	222,322	974,704	-	-	1,937,142	3,134,168

The difference between the book basis and tax basis for unrealized appreciation and undistributed ordinary income is primarily attributable to the tax deferral of losses on wash sales and the tax treatment of short-term capital gains.

Permanent book and tax differences primarily attributable to net operating losses, resulted in reclassification as of September 30, 2012 as follows:

Accumulated Net Realized
	Undistributed Net	Gain from Investment
	Investment Income	Transactions
Small Cap Fund	$ 140,550	$ (140,550)
US Equity Fund	-	-

These reclassifications have no effect on net assets or net asset value per share and are designed generally to present undistributed income on a tax basis, which is considered to be more informative to shareholders.

NOTE 7. REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Funds.  For the year ended September 30, 2012, Small Cap’s Investor Class shares and Institutional Class shares assessed $25,461 and $16,138, respectively, in redemption fees. US Equtiy did not have any redemption fees for the period ended September 30, 2012.

NOTE 8. NEW ACCOUNTING PRONOUNCEMENT

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these disclosures may have on the Funds’ financial statements.

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2012

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Funds’ financial statements.

NOTE 9. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has determined that there were no subsequent events to report through the issuance of these financial statements.

REPORT OF REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

SouthernSun Small Cap Fund

SouthernSun US Equity Fund

We have audited the accompanying statement of assets and liabilities of SouthernSun Small Cap Fund and SouthernSun US Equity Fund, each a series of Northern Lights Fund Trust (the “Trust”), including the schedules of investments as of September 30, 2012, with respect to SouthernSun Small Cap Fund, the related statement of operations for the year then ended, the statements of changes in net assets of the two years in the period then ended, and the financial highlights for the period for the five years in the period then ended, with respect to SouthernSun US Equity Fund the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the period April 10, 2012 (commencement of operations) through September 30, 2012.   These financial statements and financial highlights are the responsibility of the Trust’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Trust is not required to have, nor were we engaged to perform an audit of the Trust’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SouthernSun Small Cap Fund and SouthernSun US Equity Fund as of September 30, 2012, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 29, 2012

SouthernSun Funds

Supplemental Information (Unaudited)

September 30, 2012

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	100

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	100	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

SouthernSun Funds

Supplemental Information (Unaudited)(Continued)

September 30, 2012

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003).	97	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

SouthernSun Funds

Supplemental Information (Unaudited)(Continued)

September 30, 2012

Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-672-3863.

9/30/12-Vs 1

Renewal of Advisory Agreement – SouthernSun Small Cap Fund

In connection with a meeting held on August 15, 2012, (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Agreement”) between SouthernSun Asset Management, LLC (“SSAM” or the “Adviser”) and the Trust, on behalf of SouthernSun Small Cap Fund (the “Fund”).  In considering the Agreement, the Adviser had provided the Board with written materials regarding: (a) investment management personnel; (b) operations and financial condition; (c) brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees charged compared with the fees charged to comparable mutual funds or accounts; (e) the Fund’s overall fees and operating expenses compared with similar mutual funds; (f) the level of profitability from its fund-related operations; (g) compliance systems; (h) policies and procedures for personal securities transactions; and (i) the Fund’s performance compared with key indices.

In its consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of SSAM’s capabilities and the experience of its personnel.  The Board noted that one analyst left SSAM, but that there were no changes in SSAM’s management team.  The Board concluded that SSAM continues to provide a level of service that is consistent with the Board’s expectations.

Performance.  With respect to performance, the Trustees noted that the 1-year returns for SouthernSun were favorable as compared to those of the Morningstar Category Average.  They further noted that SouthernSun’s returns since inception, 10.59%, outperformed its peer group, 8.04%, and the Morningstar category average, 7.03%.  The Board concluded that SouthernSun’s performance was relatively favorable.

Fees and Expenses.  The Board then examined the fees and expenses for SouthernSun.  The Board noted that SouthernSun’s annual fee is 0.85%, which is close to the average for the Fund’s Morningstar Category Average.  The Board considered the fees proposed to be charged to the Fund as compared to the average fee charged for SSAM’s separately managed accounts, and noted that the proposed fee is lower, which they found to be another indicator of the reasonableness of SouthernSun’s fees.  The Board found the Fund’s fees and expenses to be reasonable.

Economies of Scale.  The Board next considered whether there will be economies of scale with respect to the management of SouthernSun and whether there is potential for realization of any further economies of scale.  The Board noted that SSAM does not anticipate that it will see meaningful economies of scale in the near term.  Thus, breakpoints are not reasonable at this point.  The Trustees concluded that, based on the current size of the Fund, attempts to negotiate breakpoints were not appropriate at this time.  After discussion, the Board’s consensus was that the existing fees were reasonable, but that as the Fund continues to grow, the issue of economies of scale should be revisited.

Profitability.  The Board considered the anticipated profits to be realized by SSAM in connection with the management of SouthernSun and whether the amount of profit is a fair entrepreneurial profit for the management of SouthernSun.  They also considered the profits realized by SSM from other activities related to SouthernSun.  The Board noted that SSAM received residual 12b-1 fees that helps SSAM pay for its distribution related efforts, and that SSAM intends to renew its expense cap.  The Board agreed that excess profitability was not a concern at this time.

Conclusion.  Having requested and received such information from SSAM as the Board believed to be reasonably necessary to evaluate the terms of the SSAM Advisory Agreement, and as assisted by the advice of independent counsel, the Board determined that renewing the SSAM Advisory Agreement was in the best interests of SouthernSun and its shareholders

Approval of Advisory Agreement – SouthernSun U.S. Equity Fund

In connection with a regular meeting held on June 22, 2011 the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between SouthernSun Asset Management, LLC (the “Adviser”) and the Trust, on behalf of  SouthernSun U.S. Equity Fund (the “Fund”).  In considering the proposed Advisory Agreement, the Board had previously received materials specifically relating to the Advisory Agreement from the Adviser.   A representative of the Adviser presented information regarding the Fund, the Adviser and the Advisory Agreement to the Board; discussed the Adviser’s client base and assets under management; and was available to answer questions from the Trustees.

In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement included the following:

Nature, Extent and Quality of Services.  Upon returning from executive session, with respect to the presentation that was given by the Fund’s Adviser regarding the Fund and information provided to the Board, the Trustees discussed the nature of the Adviser’s operations, the quality of the firm’s compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed financial information about the Adviser provided by the firm.  The Trustees concluded that the Fund’s Adviser has the ability to provide a level of service consistent with the Board’s expectations.

 Performance.  Because the Fund has not yet commenced operations, the Trustees could not consider their investment performance.  However, the Trustees considered the past performance of SouthernSun Small Cap Fund for the previous five years. The Board concluded that the Adviser has the potential to deliver favorable performance.

 Fees and Expenses.  The Board noted that the Adviser proposed to charge 0.85% annual advisory fee based on the average net assets of the Fund. The Trustees compared the Fund’s advisory fee and estimated expense ratio to a peer group of similarly managed mutual funds.  The Board noted that the Fund’s expense ratio was below the average for funds in its peer group, although the management fee was above the peer group’s average, but in line with or lower than certain funds in the peer group.  The Board also noted that the Fund’s management fee was in line with fees charged by the Adviser for its separately managed accounts.  The Board also considered the advisory fee for the Fund relative to the advisory fees charged by the Fund’s Adviser for the other series of the Trust that the Adviser manages.  The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, was reasonable in light of the quality of services the Fund is expected to receive from the Adviser

Economies of Scale. The Board considered whether there will be economies of scale in respect of the management of the Fund and whether there is the potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that based on the anticipated size of the Fund for the initial two years of its Advisory Agreement, economies of scale was not a relevant consideration at this time.

 Profitability.  The Board considered the anticipated profits to be realized by the Adviser in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They also considered the profits to be realized by the Adviser from other activities related to the Fund.  The Trustees concluded that because of the Fund’s expense limitation agreement and expected asset levels, the Adviser’s level of profitability from its relationship with the Fund would not be excessive.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure of the Fund is reasonable and that approval of the Advisory Agreement is in the best interests of NLFT and the shareholders of the Fund.

SouthernSun Funds

Shareholder Expense Example (Unaudited)

As a shareholder of a Fund you incur ongoing costs including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  Additionally, you may incur transactional costs in the form of redemption fees.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on $1,000 invested on April 1, 2012, and held until September 30, 2012.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (4/1/12)	Ending Account Value (9/30/12)	Expenses Paid During Period* (4/1/12 to 9/30/12)
Small Cap Fund – Investor Class
Actual	$1,000.00	$982.30	$6.19
Hypothetical (5% return before expenses)	1,000.00	1,018.75	6.31
Small Cap Fund – Institutional Class
Actual	$1,000.00	$983.30	$5.01
Hypothetical (5% return before expenses)	1,000.00	1,019.95	5.10

 *Expenses Paid During Period are equal to the Fund’s annualized expense ratio of 1.24% and 0.99% for the Investor Class and Institutional Class, respectively,  multiplied by the average account value over the period, multiplied by 183/366 (to reflect the number of days in the six month period ending September 30, 2012).

 SouthernSun Funds

Shareholder Expense Example (Unaudited)(Continued)

	Beginning Account Value (4/1/12)	Ending Account Value (9/30/12)	Expenses Paid During Period*+ (4/1/12 to 9/30/12)
US Equity Fund – Investor Class
Actual	$1,000.00	$1,009.00	$5.49
Hypothetical (5% return before expenses)	1,000.00	1,019.25	5.81
US Equity Fund – Institutional Class
Actual	$1,000.00	$1,011.00	$4.30
Hypothetical (5% return before expenses)	1,000.00	1,020.50	4.55
US Equity Fund – Class C
Actual	$1,000.00	$1,008.00	$9.07
Hypothetical (5% return before expenses)	1,000.00	1,015.50	4.53

*Expenses Paid During Period Hypothetical are equal to the Fund’s annualized expense ratio of 1.15%, 0.90% and 1.90% for the Investor Class, Institutional Class and Class C, respectively,  multiplied by the average account value over the period, multiplied by 183/366 (to reflect the number of days in the six month period ending September 30, 2012).

+The Fund commenced operations on April 10, 2012, therefore their Expenses Paid During the Period Actual are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 175/366 (to reflect the number of days in the period ending September 30, 2012)

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Page 2

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

Investment Adviser

SouthernSun Asset Management LLC

6000 Poplar Avenue, Suite 220

Memphis, TN 38119

Administrator and

Fund Accountant

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Shareholder Information:

1-866-672-3863

SOUTHERNSUN SMALL CAP FUND

SOUTHERNSUN US EQUITY FUND

ANNUAL REPORT

SEPTEMBER 30, 2012

This report and the financial statements contained herein are submitted for general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the SouthernSun Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $27,500

2011 - $15,400

(b)

Audit-Related Fees

2012 – None

2011 – None

(c)

Tax Fees

2012 – $6,200

2011 – $2,800

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 – None

2011 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2011

2010

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 – $6,200

2011 – $2,800

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew Rogers

       Andrew B. Rogers, President

Date

12/10/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew Rogers

        Andrew B. Rogers, President

Date

12/10/12

By (Signature and Title)

/s/ Kevin Wolf

       Kevin Wolf, Treasurer

Date

12/10/12